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Exhibit 10.11

AMENDMENT TO EMPLOYMENT AGREEMENT

        AMENDMENT TO EMPLOYMENT AGREEMENT (the "Amendment"), dated July 30, 2008, between Intrepid Potash, Inc., a Delaware corporation, having its principal executive offices in Denver, Colorado, (the "Company") and Robert P. Jornayvaz, III ("Executive").

RECITALS

        A.    Executive and the Company previously entered into an employment agreement, dated April 25, 2008 (the "Employment Agreement"), which memorializes the terms and conditions of Executive's employment with the Company and which, among other things, provides for use by Executive of a Company-furnished vehicle valued at not more than $75,000.

        B.    Executive and the Company now wish to amend the terms of the Employment Agreement in order to accommodate use by Executive of a Company-furnished vehicle with a value in excess of $75,000.

AMENDMENT

        1.     Section 3(h) of the Employment Agreement is hereby amended by replacing "$75,000" where it appears in such paragraph with "$100,000."

        2.     All other terms and conditions of the Employment Agreement are unchanged by this Amendment and shall remain in full force and effect.

        IN WITNESS WHEREOF, the Company and Executive, intending to be legally bound, have executed this Amendment on the day and year first above written.

INTREPID POTASH INC.
By:	/s/ JAMES N. WHYTE James N. Whyte Executive Vice President of Human Resources and Risk Management
EXECUTIVE
/s/ ROBERT P. JORNAYVAZ, III Robert P. Jornayvaz, III

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  Exhibit 10.11
AMENDMENT TO EMPLOYMENT AGREEMENT
RECITALS
AMENDMENT